AMCOL INTERNATIONAL CORPORATION
                               One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 13, 2004

To Our Shareholders:

      The annual meeting of shareholders of AMCOL International Corporation, or AMCOL, will take place on Thursday, May 13, 2004, at 11:00 AM, local time, at the Hilton Hotel Northbrook, 2855 North Milwaukee Avenue, Northbrook, Illinois, for the following purposes:

      1. To elect three (3) directors for a three-year term or until their successors are elected and qualified; and

      2. To transact any other business which properly comes before the annual meeting.

      Only shareholders of record of AMCOL's common stock as of the close of business on March 19, 2004 will be entitled to notice of and to vote at the annual meeting and at any adjournments of the annual meeting.

      The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director.

      Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the proxy card in the enclosed self-addressed, postage-paid envelope, or vote by telephone or the Internet in accordance with the instructions provided. Please do not submit a proxy card if you have voted by telephone or the Internet. If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person. Thank you for your interest and cooperation.

                                             By Order of the Board of Directors,

                                             Clarence O. Redman
                                             Secretary

Arlington Heights, Illinois
April 2, 2004

                         AMCOL INTERNATIONAL CORPORATION
                               One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 13, 2004

                                  INTRODUCTION

      We are furnishing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of AMCOL International Corporation, or AMCOL, for use at our annual meeting of shareholders to be held on Thursday, May 13, 2004, at 11:00 AM, local time, at the Hilton Hotel Northbrook, 2855 North Milwaukee Avenue, Northbrook, Illinois, and at any adjournment of the annual meeting. This proxy statement and the accompanying proxy card are first being mailed or delivered to shareholders of AMCOL on or about April 2, 2004.

      At the annual meeting, you will be asked to consider and vote upon the following matters:

      1. The election of three (3) directors for a three-year term or until their successors are elected and qualified; and

      2.    Any other business which properly comes before the annual meeting.

      The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director.

      Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the proxy card in the enclosed self-addressed, postage-paid envelope, or vote by telephone or the Internet in accordance with the instructions provided. Please do not submit a proxy card if you have voted by telephone or the Internet. If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person.

               The date of this proxy statement is April 2, 2004.

                               THE ANNUAL MEETING

General

      This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of AMCOL for use at the annual meeting to be held on Thursday, May 13, 2004, at 11:00 AM, local time, at the Hilton Hotel Northbrook, 2855 North Milwaukee Avenue, Northbrook, Illinois, and at any adjournment of the annual meeting.

Record Date

      The Board of Directors has fixed the close of business on March 19, 2004, as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment. Accordingly, only holders of record of AMCOL's common stock at the close of business on the record date will be entitled to vote at the annual meeting, either by proxy or in person. As of the record date, there were 29,289,008 shares of AMCOL's common stock issued and outstanding. Each share of AMCOL's common stock entitles the holder to one vote.

Purpose of the Annual Meeting; Recommendation of the Board of Directors

      At the annual meeting, AMCOL's shareholders will be asked to consider and vote upon the following matters:

      o     the election of three directors; and
      o     any other business which properly comes before the annual meeting.

      The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director.

Proxies; Vote Required

      Under Delaware law, the election of the three directors must be approved by the holders of a majority of the shares of AMCOL's common stock represented by proxy and in person at the annual meeting.

      All properly delivered proxies received by AMCOL prior to the annual meeting and not revoked will be voted in accordance with the instructions provided. Unless contrary instructions are marked, proxies will be voted "FOR" each of AMCOL's nominees for director. The Board of Directors knows of no other business that will be presented for consideration at the annual meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      Any shareholder may revoke his or her proxy at any time prior to or at the annual meeting by doing any of the following:

      o giving written notice to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois, 60004-7803;
      o     submitting a duly executed proxy bearing a later date;
      o     voting by telephone or the Internet on a later date; or
      o     attending the annual meeting and voting in person.

      Attendance at the annual meeting will not, in itself, constitute revocation of a proxy.

      In deciding all questions, a holder of AMCOL's common stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the record date. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of AMCOL's common stock is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not counted for purposes of determining whether a proposal has been approved. Thus, abstentions and broker non-votes will have the same effect as a vote against AMCOL's nominees for director.

Proxy Solicitation and Expenses

      The accompanying proxy is being solicited on behalf of the Board of Directors of AMCOL. All expenses of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by AMCOL. Solicitation of holders of AMCOL's common stock by mail, telephone, facsimile, e-mail or by personal solicitation may be done by directors, officers and regular employees of AMCOL, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of AMCOL's common stock as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by AMCOL for their reasonable out-of-pocket expenses.

                              ELECTION OF DIRECTORS

      AMCOL's Board of Directors consists of 10 directors. AMCOL's Certificate of Incorporation divides the Board of Directors into three classes, with the members of one class elected each year for a three-year term. The terms of the Class III directors will expire at the annual meeting. The following tables set forth certain information regarding the director nominees and the continuing members of the Board:

Information Concerning Nominees

                                    CLASS III

                            (Term to expire in 2007)

--------------------------------------------------------------------------------
Name                           Director     Principal Occupation for
                    Age         Since       Last Five Years
--------------------------------------------------------------------------------
Arthur Brown         63         1990        Chairman and retired Chief Executive
                                            Officer (since May 2003) of Hecla
                                            Mining Company, a producer of
                                            precious metals.
--------------------------------------------------------------------------------
Jay D. Proops        62         1995        Private investor since 1995; prior
                                            thereto, Vice Chairman and
                                            co-founder of The Vigoro
                                            Corporation, a manufacturer and
                                            distributor of fertilizers and
                                            related products. Also a director of
                                            Great Lakes Chemical Corporation, a
                                            producer of specialty chemicals.
--------------------------------------------------------------------------------
Paul C. Weaver*      41         1995        Vice President of Information
                                            Resources, Inc. since 2002; prior
                                            thereto Managing Partner of Consumer
                                            Aptitudes, Inc. since July 1997
                                            (both companies engage in marketing
                                            research); prior thereto, various
                                            sales and account management
                                            positions for AC Nielsen Company, a
                                            provider of marketing information
                                            services.
--------------------------------------------------------------------------------
*     Paul C. Weaver and Audrey L. Weaver are first cousins.

      Each nominee must receive the favorable vote of the holders of a majority of the shares of AMCOL's common stock represented at the annual meeting in person or by proxy, assuming a quorum is present.

      The Board of Directors recommends that AMCOL's shareholders vote "FOR" each of the nominees named above.

Information Concerning Continuing Members of the Board

                                     Class I

                             (Term expiring in 2005)

--------------------------------------------------------------------------------
                                  Director  Principal Occupation for
Name                      Age      Since    Last Five Years
--------------------------------------------------------------------------------
John Hughes                61      1984     Chairman of the Board; Chief
                                            Executive Officer of AMCOL from 1985
                                            until May 2000.
--------------------------------------------------------------------------------
Clarence O. Redman         61      1989     Secretary of AMCOL. Also, of counsel
                                            to Lord, Bissell & Brook LLP since
                                            October 1997, the law firm that
                                            serves as corporate counsel to
                                            AMCOL.
--------------------------------------------------------------------------------
Lawrence E. Washow         50      1998     President and Chief Executive
                                            Officer of AMCOL since May 2000 and
                                            Chief Operating Officer of AMCOL
                                            since August 1997; prior thereto,
                                            Senior Vice President of AMCOL and
                                            President of Chemdal International
                                            Corporation (unit sold to BASF AG in
                                            June 2000).
--------------------------------------------------------------------------------
Audrey L. Weaver*          49      1997     Private investor.
--------------------------------------------------------------------------------
*     Paul C. Weaver and Audrey L. Weaver are first cousins.

                                    CLASS II

                             (Term expiring in 2006)

--------------------------------------------------------------------------------
                                  Director  Principal Occupation for
Name                  Age          Since    Last Five Years
--------------------------------------------------------------------------------
Robert E. Driscoll, III    65      1985     Retired Dean and Professor of Law,
                                            University of South Dakota.
--------------------------------------------------------------------------------
Daniel P. Casey            61      2002     Retired Chief Financial Officer and
                                            Vice Chairman of the Board of
                                            Gaylord Container Corporation, a
                                            manufacturer and distributor of
                                            brown paper and packaging products.
                                            Also a director of Caraustar
                                            Industries, Inc., a recycled
                                            packaging company.
--------------------------------------------------------------------------------
Dale E. Stahl              56      1995     Retired from Inland Paperboard and
                                            Packaging, Inc., a manufacturer of
                                            containerboard and corrugated boxes,
                                            where Mr. Stahl served as President,
                                            Chief Executive Officer and Chief
                                            Operating Officer from June 2000
                                            until September 2003. Prior thereto,
                                            President and Chief Operating
                                            Officer of Gaylord Container
                                            Corporation, a manufacturer and
                                            distributor of brown paper and
                                            packaging products.
--------------------------------------------------------------------------------

                               SECURITY OWNERSHIP

Security Ownership of Five Percent Beneficial Owners

      The following table sets forth all persons known to be the beneficial owner of more than five percent of AMCOL's common stock as of February 25, 2004.

      ----------------------------------------------------------------------------------------------------
              Name and Address of Beneficial Owner                    Number of Shares and         Percent
                                                                      Nature of Beneficial        of Class
                                                                          Ownership (1)
      ----------------------------------------------------------------------------------------------------
      Bankmont Financial Corp.
         111 West Monroe Street                                             3,171,498               10.8%
         Chicago, Illinois 60690                                               (2)
      ----------------------------------------------------------------------------------------------------
      Barclays Global Investors, NA
         45 Fremont Street                                                  1,494,076               5.1%
         San Francisco, California 94105                                       (3)
      ----------------------------------------------------------------------------------------------------
      Everett P. Weaver
         c/o AMCOL International Corporation                                3,166,751               10.8%
         1500 West Shure Drive, Suite 500                                    (4) (5)
         Arlington Heights, Illinois 60004-7803
      ----------------------------------------------------------------------------------------------------
      William D. Weaver
         c/o AMCOL International Corporation                                3,945,572               13.5%
         1500 West Shure Drive, Suite 500                                    (4) (6)
         Arlington Heights, Illinois 60004-7803
      ----------------------------------------------------------------------------------------------------

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2) Based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004. Includes 3,151,751 shares held in the Paul Bechtner Trust as to which Bankmont Financial Corp. and Messrs. Everett P. Weaver and William D. Weaver are co-trustees and share voting and investment power. Also includes 19,747 shares as to which Bankmont Financial Corp. has sole voting power and 19,097 shares as to which it has sole dispositive power.
(3) Based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004. Includes 1,315,392 shares held by Barclays Global Investors, NA, which has sole voting and dispositive power with respect to 1,265,384 of those shares; and 178,684 shares held by Barclays Global Fund Advisors, an investment adviser.
(4) Includes 3,151,751 shares held in the Paul Bechtner Trust as to which Messrs. Everett P. Weaver, William D. Weaver and Bankmont Financial Corp. are co-trustees and share voting and investment power.
(5) Includes 15,000 shares held by a charitable foundation as to which voting and investment power are shared with Mr. Weaver's wife.
(6) Includes 282,021 shares held in a living trust, 200,000 shares in a charitable remainder trust, 56,800 shares in a family charitable remainder unitrust, and 30,000 shares in a charitable foundation; also includes 225,000 shares held in Mr. Weaver's wife's living trust, as to which Mr. Weaver may be deemed to have voting and investment power.

Security Ownership of Directors and Executive Officers

      The following table sets forth, as of February 25, 2004, shares of AMCOL common stock beneficially owned by: (i) each director and nominee, (ii) the Chief Executive Officer, (iii) the named officers, and (iv) such persons as a group, representing all of AMCOL's directors and executive officers.

  ------------------------------------------------------------------------------
                                         Number of Shares and         Percent of
              Beneficial Owner           Nature of Beneficial           Class
                                            Ownership (1)
  ------------------------------------------------------------------------------
   Arthur Brown                                 51,966                     *
  ------------------------------------------------------------------------------
   Daniel P. Casey                              11,000                     *
  ------------------------------------------------------------------------------
   Robert E. Driscoll, III                     310,265                   1.1%
  ------------------------------------------------------------------------------
   John Hughes                                 757,439                   2.6%
  ------------------------------------------------------------------------------
   Jay D. Proops                               106,722                     *
  ------------------------------------------------------------------------------
   Clarence O. Redman                           65,879                     *
  ------------------------------------------------------------------------------
   Dale E. Stahl                                33,800                     *
  ------------------------------------------------------------------------------
   Lawrence E. Washow                          846,573                   2.9%
  ------------------------------------------------------------------------------
   Audrey L. Weaver                            799,468                   2.7%
  ------------------------------------------------------------------------------
   Paul C. Weaver                              415,631                   1.4%
  ------------------------------------------------------------------------------
   Gary L. Castagna                            160,417                     *
  ------------------------------------------------------------------------------
   Ryan McKendrick                              97,500                     *
  ------------------------------------------------------------------------------
   Gary Morrison                               287,008                   1.0%
  ------------------------------------------------------------------------------
   Peter L. Maul                               156,223                     *
  ------------------------------------------------------------------------------
   All of the above as a group               3,899,891                   13.0%
  ------------------------------------------------------------------------------

* Percentage represents less than 1% of the total shares of common stock outstanding as of February 25, 2004.
(1)   Nature of beneficial ownership is set forth on the next page.

------------------------------------------------------------------------------------------------------------------------------------
                                                 Nature of Beneficial Ownership as of February 25, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          As Trustee
                                                   In            In                                            of         Subject to
                                Directly or      AMCOL's       Limited         As              By            AMCOL's       Options
     Beneficial Owner            as Joint        Savings     Partnership    Trustee or       Family         Pension      Exercisable
                                Tenants (1)      Plan (2)        (3)        Co-Trustee       Members        Plan (4)      in 60 Days
------------------------------------------------------------------------------------------------------------------------------------
Arthur Brown                      27,505            --             --              --           --              --          24,461
------------------------------------------------------------------------------------------------------------------------------------
Daniel P. Casey                   10,000            --             --              --           --              --           1,000
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Driscoll, III            7,000            --        265,895           4,300           --              --          33,070
------------------------------------------------------------------------------------------------------------------------------------
John Hughes                           --            --         55,711         530,113       55,838         100,000          15,777
------------------------------------------------------------------------------------------------------------------------------------
Jay D. Proops                     12,000            --         10,000              --           --              --          84,722
------------------------------------------------------------------------------------------------------------------------------------
Clarence O. Redman                15,670        25,748             --              --           --              --          24,461
------------------------------------------------------------------------------------------------------------------------------------
Dale E. Stahl                     30,000            --             --              --           --              --           3,800
------------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Washow               532,614        18,028             --              --           --         100,000         195,931
------------------------------------------------------------------------------------------------------------------------------------
Audrey L. Weaver                 705,367            --             --          56,800       29,711              --           7,590
------------------------------------------------------------------------------------------------------------------------------------
Paul C. Weaver                   303,876            --             --          30,637       30,830              --          50,288
------------------------------------------------------------------------------------------------------------------------------------
Gary L. Castagna                  35,100         4,317             --              --           --         100,000          21,000
------------------------------------------------------------------------------------------------------------------------------------
Ryan F. McKendrick                57,298        15,530             --              --           --              --          24,672
------------------------------------------------------------------------------------------------------------------------------------
Gary D. Morrison                  25,966        77,842             --              --           --              --         183,200
------------------------------------------------------------------------------------------------------------------------------------
Peter L. Maul                     18,000         3,797             --          49,786           --              --          84,640
------------------------------------------------------------------------------------------------------------------------------------
All Directors and
Executive Officers             1,780,396       145,202        331,606         671,636      116,379         100,000         754,612
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes shares held in joint tenancy with spouses for which voting rights may be shared.
(2) Shares are held in AMCOL's Savings Plan, with the exception of Mr. Redman's shares, which are held as follows: 5,000 in the Clarence O. Redman PC Savings Plan, 15,748 in AMCOL's Dividend Reinvestment Plan account on behalf of the Clarence O. Redman PC Savings Plan, and 5,000 in an Individual Retirement Account.
(3)   The named director is a general partner.
(4)   Messrs. Castagna, Hughes and Washow share voting rights.

                          NAMED OFFICERS' COMPENSATION

Summary Compensation Table

      The Summary Compensation Table below includes, for each of the fiscal years ended December 31, 2003, 2002 and 2001, individual compensation for services to AMCOL and its subsidiaries of those persons who were at December 31, 2003: (i) the Chief Executive Officer; and (ii) the four other most highly compensated executive officers of AMCOL, or collectively, the named officers.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Long-Term
                                                  Annual Compensation (1)(2)            Compensation Awards
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Restricted
                                                                                        Stock        Securities       All Other
                                                           Salary         Bonus         Awards       Underlying     Compensation
     Name and Principal Position               Year          ($)           ($)          ($)(3)        Options          ($)(7)
---------------------------------------------------------------------------------------------------------------------------------
  Lawrence E. Washow                           2003       450,000        675,000      261,200(4)       30,000          27,940
     President and Chief                       2002       432,000        108,000           --          30,000          35,451
     Executive Officer                         2001       400,000        394,801           --          31,500          25,585
---------------------------------------------------------------------------------------------------------------------------------
  Gary L. Castagna                             2003       246,000        246,000      163,250(5)       18,000          14,220
     Senior Vice President, Chief              2002       238,000         59,500           --          18,000          14,939
     Financial Officer and Treasurer           2001       220,000        115,464           --          27,000           7,962
---------------------------------------------------------------------------------------------------------------------------------
  Ryan F. McKendrick                           2003       233,000        233,000      163,250(5)       17,000           8,000
     Vice President; President of Colloid      2002       218,000         91,432           --          17,000          21,573
     Environmental Technologies Company        2001       200,000        195,552           --          14,000           7,998
     and Volclay International Corp.
---------------------------------------------------------------------------------------------------------------------------------
  Gary Morrison                                2003       200,000        200,000      117,540(6)       12,000           8,000
     Vice President; President of              2002       196,000         19,600           --          12,000           8,000
     American Colloid Company                  2001       190,000         76,380           --          14,000           7,600
---------------------------------------------------------------------------------------------------------------------------------
  Peter L. Maul                                2003       183,000        100,000      117,540(6)       10,000           9,057
     Vice President; President of              2002       176,000         44,000           --          10,000          10,430
     Nanocor, Inc.                             2001       160,979         35,802           --          10,000           8,559
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes deferred compensation under AMCOL's Savings Plan and AMCOL's Deferred Compensation Plan.
(2) The incremental cost of non-cash compensation and other personal benefits during any year presented did not exceed the lesser of $50,000 or 10 percent of the total of annual salary and bonus reported for any of the named officers.
(3) The timing of the vesting of these shares of restricted stock depends on whether AMCOL achieves certain target returns on capital in 2003, 2004 and 2005. With respect to each of 2003, 2004 and 2005, if the target is achieved, one-third of the restricted stock award will vest on February 28, 2006, provided the executive is still employed by AMCOL. If any of these targets are not achieved, the unvested shares will vest on May 22, 2009, provided the officer is still employed by AMCOL. The named officers are entitled to receive dividends on these shares of restricted stock.
(4) Represents the value of 40,000 shares of restricted stock on May 22, 2003, the grant date. On December 31, 2003, Mr. Washow held 40,000 restricted shares in the aggregate at a value of $812,000.
(5) Represents the value of 25,000 shares of restricted stock on May 22, 2003, the grant date. On December 31, 2003, the named officer held 25,000 restricted shares in the aggregate at a value of $507,500.
(6) Represents the value of 18,000 shares of restricted stock on May 22, 2003, the grant date. On December 31, 2003, the named officer held 18,000 restricted shares in the aggregate at a value of $365,400.
(7) The figures in this column include AMCOL matching contributions under AMCOL's Savings Plan and the 401(k) restoration plan whereby the matching contributions for salary deferrals in excess of ERISA limits to AMCOL's Savings Plan were credited to AMCOL's Deferred Compensation Plan.

Option Grants in Last Fiscal Year

      Shown below is information on grants of stock options during the fiscal year ended December 31, 2003 to the named officers, which are reflected in the Summary Compensation Table.

      -----------------------------------------------------------------------------------------------------------------
                                                                                                              Grant
                                                                                                               Date
                                                               Individual Grants in 2003                      Value
      -----------------------------------------------------------------------------------------------------------------
                                         Number of
                                        Securities       % of Total                                           Grant
                                        Underlying         Options                                             Date
                                          Options        Granted to         Exercise       Expiration         Present
            Name                         Granted (1)     Employees (2)      Price (3)         Date            Value (4)
      -----------------------------------------------------------------------------------------------------------------
      Lawrence E. Washow                  30,000            9.65%            $5.67           2/3/09           $72,836
      -----------------------------------------------------------------------------------------------------------------
      Gary L. Castagna                    18,000            5.79%            $5.67           2/3/09           $43,702
      -----------------------------------------------------------------------------------------------------------------
      Ryan F. McKendrick                  17,000            5.47%            $5.67           2/3/09           $41,274
      -----------------------------------------------------------------------------------------------------------------
      Gary D. Morrison                    12,000            3.86%            $5.67           2/3/09           $29,134
      -----------------------------------------------------------------------------------------------------------------
      Peter L. Maul                       10,000            3.22%            $5.67           2/3/09           $24,278
      -----------------------------------------------------------------------------------------------------------------

(1) These Non-Qualified Stock Options ("NSOs") were issued pursuant to AMCOL's 1998 Long-Term Incentive Plan (the "1998 Plan") and may not be exercised until they vest. These NSOs vest 33% after one year, 66% after two years, and 100% after three years, provided that on death or retirement under specified conditions, these NSOs become fully vested. The exercise price may not be less than the fair market value of the shares subject to the option on the date of grant.
(2)   Based on 310,950 options granted to all employees.
(3)   Fair market value on the date of grant.
(4) The estimated grant date present value reflected in the above table is determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the options reflected in the above table include the following: an exercise price on the option of $5.67; an option term of 5.1 years; an interest rate of 3.00% representing the interest rates on U.S. Treasury securities on the date of grant with maturity dates corresponding to the vesting of the options; volatility of 54.90%; and dividends at the rate of $0.12 per share representing the annualized dividends paid with respect to a share of common stock at the date of grant. There have been no reductions to reflect the probability of forfeiture due to termination prior to vesting, or to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date. The ultimate values of the options will depend on the future market price of AMCOL's stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of AMCOL's common stock over the exercise price on the date the option is exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

      Shown below is information with respect to options exercised by the named officers during 2003 and unexercised options held by the named officers at December 31, 2003.

     ---------------------------------------------------------------------------------------------------------------
                                                                      Number of Securities      Value of Unexercised
                                        Shares                            Underlying                 In-the-Money
                                       Acquired         Value         Unexercised Options        Options at 12/31/03
            Name                          on          Realized            at 12/31/03                   ($)
                                       Exercise          ($)             Exercisable/               Exercisable/
                                                                        Unexercisable              Unexercisable (1)
     ---------------------------------------------------------------------------------------------------------------
      Lawrence E. Washow               392,433        4,590,517        149,540/111,891          2,709,129/1,735,713
     ---------------------------------------------------------------------------------------------------------------
      Gary L. Castagna                      --               --          10,800/52,200              169,120/762,720
     ---------------------------------------------------------------------------------------------------------------
      Ryan F. McKendrick                70,000          634,299          91,416/57,989            1,651,076/890,218
     ---------------------------------------------------------------------------------------------------------------
      Gary D. Morrison                  10,896           59,022         167,399/44,201            3,060,954/677,861
     ---------------------------------------------------------------------------------------------------------------
      Peter L. Maul                     89,425        1,093,857          68,583/39,923            1,220,054/622,058
     ---------------------------------------------------------------------------------------------------------------

(1) Based on the closing sale price as quoted on the New York Stock Exchange on that date.

Equity Compensation Plan Information

      This table shows information about our common stock that may be issued upon the exercise of options, warrants and rights as of December 31, 2003 under all of our equity compensation plans.

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of Securities
                                                                                                  Remaining Available for
                                     Number of Securities to be                                    Future Issuance Under
                                      Issued Upon Exercise of       Weighted-Average Exercise    Equity Compensation Plans
                                        Outstanding Options,          Price of Outstanding         (Excluding Securities
                                        Warrants and Rights       Options, Warrants and Rights    Reflected in Column (a)
       Plan Category                            (a)                           (b)                           (c)
      ---------------------------------------------------------------------------------------------------------------------
       Equity Compensation Plans
       Approved by Security                  2,320,597                       $3.49                       1,450,625
       Holders (1)
      ---------------------------------------------------------------------------------------------------------------------
       Equity Compensation Plans
       Not Approved by Security                  --                           --                             --
       Holders
      ---------------------------------------------------------------------------------------------------------------------
       Total                                 2,320,597                       $3.49                       1,450,625
      ---------------------------------------------------------------------------------------------------------------------

(1) The equity compensation plans approved by AMCOL's shareholders are the 1987 Nonqualified Stock Option Plan, the 1993 Stock Plan and the 1998 Long-Term Incentive Plan.

Pension Plans

------------------------------------------------------------------------------------------------------------------
                                     Estimated Annual Retirement Benefits Based on Years of Service
                         -----------------------------------------------------------------------------------------
    Remuneration          15 Years        20 Years       25 Years        30 Years       35 Years        40 Years
------------------------------------------------------------------------------------------------------------------
      $150,000             $33,750         $45,000        $56,250         $67,500        $78,750         $84,375
------------------------------------------------------------------------------------------------------------------
       200,000              45,000          60,000         75,000          90,000        105,000         112,500
------------------------------------------------------------------------------------------------------------------
       250,000              56,250          75,000         93,750         112,500        131,250         140,625
------------------------------------------------------------------------------------------------------------------
       300,000              67,500          90,000        112,500         135,000        157,500         168,750
------------------------------------------------------------------------------------------------------------------
       350,000              78,750         105,000        131,250         157,500        183,750         196,875
------------------------------------------------------------------------------------------------------------------
       400,000              90,000         120,000        150,000         180,000        210,000         225,000
------------------------------------------------------------------------------------------------------------------
       450,000             101,250         135,000        168,750         202,500        236,250         253,125
------------------------------------------------------------------------------------------------------------------
       500,000             112,500         150,000        187,500         225,000        262,500         281,250
------------------------------------------------------------------------------------------------------------------
       550,000             123,750         165,000        206,250         247,500        288,750         309,375
------------------------------------------------------------------------------------------------------------------

      The above table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including officers, in the earnings and years of service classifications indicated under AMCOL's retirement plans, which cover substantially all of its domestic employees hired on or before December 31, 2003 on a non-contributory basis. The estimated benefits assume (i) that the plans will be continued and (ii) that the employee will elect to receive his pension at normal retirement age. The table above and the estimates do not reflect the reduction in an individual's final monthly compensation due to social security monthly covered compensation. This reduction is based upon the retirement year for a particular individual.

  ------------------------------------------------------------------------------
        Name                    Years of           Average            Pension
                                Service         Compensation          Benefit
  ------------------------------------------------------------------------------
   Lawrence E. Washow              25             $648,414            $230,020
  ------------------------------------------------------------------------------
   Gary L. Castagna                 3             $302,668               --
  ------------------------------------------------------------------------------
   Ryan F. McKendrick              20             $302,234            $83,591
  ------------------------------------------------------------------------------
   Gary D. Morrison                23             $281,693            $82,765
  ------------------------------------------------------------------------------
   Peter L. Maul                   20             $208,065            $59,038
  ------------------------------------------------------------------------------

      The above table indicates the average earnings for the highest five consecutive calendar years and the number of years of credited service under the pension plans as of December 31, 2003 for each of the named officers. Covered compensation includes a participant's base salary, commissions, bonuses and salary reductions under AMCOL's Savings Plan and Deferred Compensation Plan. Mr. Castagna left the employ of AMCOL in 2000 and received his full pension payout in the form of a lump-sum payment during 2000 in connection with the sale of the absorbent polymers business, of which he was President. Mr. Castagna was rehired by AMCOL in 2001.

      Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits that may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, AMCOL has a supplemental plan that authorizes the payment out of general funds of AMCOL any benefits calculated under provisions of AMCOL's pension plan that may be above the limits under these sections. The accrued, unfunded liability of the supplemental plan at September 30, 2003 was $2,417,027.

Employment Agreements

      Each of Messrs. Castagna, Maul, McKendrick, Morrison and Washow are parties to employment agreements with AMCOL. The initial employment term under each agreement is three years (expiring in March 2005), with a rolling six-month extension (unless either party gives notice of expiration six months prior to the extension). Each agreement provides for an annual salary, a target annual bonus and a non-competition / non-solicitation covenant effective during employment and for one year thereafter.

      Prior to a Change of Control, if AMCOL terminates an officer without cause or the officer terminates his employment for Good Reason, the officer is entitled to receive: (1) his accrued salary and bonus; (2) a pro-rata annualized bonus; (3) his base salary for 18 months (in the case of Messrs. Castagna, Maul, McKendrick and Morrison) and 24 months (in the case of Mr. Washow); (4) a lump sum of any amount then payable to him pursuant to the tax gross-up payment; and
(5) continued employee benefits during a transition period.

      After a Change of Control, if an officer is terminated without cause or the officer terminates his employment for Good Reason, the officer is entitled to receive: (1) his accrued salary and bonus; (2) a pro-rata annualized bonus;
(3) a lump sum equal to three times (in the case of Messrs. Castagna and Washow) or two times (in the case of Messrs. Maul, McKendrick and Morrison) the sum of his salary and annualized bonus; (4) continued employee benefits for three years (in the case of Messrs. Castagna and Washow) or two years (in the case of Messrs. Maul, McKendrick and Morrison) or cash in lieu thereof; and (5) a lump sum of any amount then payable to him pursuant to the tax gross-up payment. If a Change in Control occurs, all outstanding stock options, restricted stock and other equity compensation awards granted to the officer become fully vested and exercisable.

      If the officer's employment terminates due to his death or disability prior to a Change of Control or more than seven months after a Change of Control, the officer or his beneficiaries are entitled to the officer's accrued salary and bonus and the officer's pro-rata annualized bonus. If the officer's employment terminates due to his death or disability within seven months after a Change of Control, the officer or his beneficiaries are entitled to receive the compensation and benefits described above with respect to termination without cause after a Change of Control, except that the employee benefits are limited to welfare benefits.

      If, at any time, AMCOL terminates an officer for cause or the officer terminates his employment without Good Reason, the officer is entitled to his accrued salary and bonus, but shall not be entitled to any severance pay.

      A Change of Control is defined as any one or more of the following: (1) any person (other than certain AMCOL affiliates, an AMCOL subsidiary or an AMCOL employee benefit plan) acquires 50.1% or more of AMCOL's common stock; (2) the incumbent directors cease to constitute at least one-half of the AMCOL directors; (3) all or substantially all of AMCOL's assets are sold (in the case of Messrs. Maul, McKendrick and Morrison) or 50.1% of AMCOL's assets are sold (in the case of Messrs. Castagna and Washow); (4) the shareholders approve a plan of liquidation; and (5) all of the stock or assets of a subsidiary are sold and the officer serves as president of the subsidiary.

      Good Reason is defined as the occurrence of any one of the following events: (1) any material breach of the employment agreement by AMCOL which has not been cured as required; (2) AMCOL's failure to assign the employment agreement to a successor or the successor's failure to expressly assume and agree to be bound by the employment agreement; or (3) termination of employment by the officer for any reason or for no reason during the 30-day period commencing six months after a Change of Control.

                          CORPORATE GOVERNANCE MATTERS

Board Committee Membership and Meetings

     ---------------------------------------------------------------------------
                                                                      Nominating
            Name                   Audit   Compensation   Executive      and
                                                                      Governance
     ---------------------------------------------------------------------------
      Arthur Brown                  X*          X
     ---------------------------------------------------------------------------
      Daniel P. Casey               X           X            X
     ---------------------------------------------------------------------------
      Robert E. Driscoll, III       X           X
     ---------------------------------------------------------------------------
      John Hughes                                            X             X
     ---------------------------------------------------------------------------
      Jay D. Proops                 X                        X             X*
     ---------------------------------------------------------------------------
      Clarence O. Redman                                     X
     ---------------------------------------------------------------------------
      Dale E. Stahl                             X*           X             X
     ---------------------------------------------------------------------------
      Lawrence E. Washow                                     X
     ---------------------------------------------------------------------------
      Audrey L. Weaver                          X
     ---------------------------------------------------------------------------
      Paul C. Weaver                                         X*            X
     ---------------------------------------------------------------------------
      Number of Meetings in 2003   2            3            3             1
     ---------------------------------------------------------------------------
      *     Chairperson.

      During 2003, the Board of Directors held six meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served. Pursuant to our Corporate Governance Guidelines, which may be found on our website at www.amcol.com, directors are expected to resign from the Board effective as of the annual shareholders meeting following the date on which they reach the age of 70.

Director Independence

      AMCOL's Board of Directors has determined that the following directors are independent as defined in the applicable standards of the New York Stock
Exchange: Messrs. Brown, Casey, Driscoll, Proops, Stahl and Weaver and Ms. Weaver. These independent directors constitute a majority of the directors of AMCOL. The Board has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee is independent as defined in the applicable standards of the New York Stock Exchange, except Mr. Hughes, who serves on the Nominating and Governance Committee. Mr. Hughes has notified AMCOL that he does not intend to stand for reappointment to the Nominating and Governance Committee at the 2004 annual board meeting. In addition, the Board has determined that each member of the Audit Committee is independent as defined in the applicable rules and regulations of the Securities and Exchange Commission.

The Audit Committee

      The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling the Board's oversight responsibility by monitoring the integrity of the financial statements of AMCOL, the independent auditor's qualifications and independence, AMCOL's compliance with legal and regulatory requirements pertaining to the financial statements, and the performance of AMCOL's internal audit function and independent auditors. The Committee is also responsible for appointing the independent auditors for each fiscal year. Due to changes in the corporate governance rules and guidelines governing the responsibilities and obligations of the Audit Committee, the Board has elected not to submit the selection of the independent auditors to AMCOL's shareholders for approval.

      The Audit Committee is responsible for reviewing and pre-approving all audit and non-audit services provided by the independent auditor and shall not engage the independent auditor to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. In fiscal 2003, 100% of non-audit services were approved by the Audit Committee.

      The Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as defined in the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com and is attached to this Proxy Statement as Appendix 1.

The Compensation Committee

      The Compensation Committee assists the Board of Directors in fulfilling its responsibilities in connection with the compensation of company directors, officers and employees. Specifically, the Committee is responsible for annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating the Chief Executive Officer's performance in light of those goals and objectives, and as a committee determining and approving the Chief Executive Officer's compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer's compensation, the Committee considers, among other things, AMCOL's performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies and awards given to the Chief Executive Officer in past years. This review and evaluation may involve consultations from time to time with the other independent directors.

      The Committee is also responsible for reviewing and making recommendations to the Board with respect to the compensation of officers other than the Chief Executive Officer, including the annual base salary level; incentive compensation plans; equity-based plans and retirement plans; employment agreements, severance arrangements and change in control agreements/provisions, in each case, as, when and if appropriate; and any special or supplemental benefits. In carrying out its responsibilities, the Committee has sole authority to retain and terminate any compensation consultant to be used to assist the Committee in fulfilling its responsibilities. The Compensation Committee is also responsible for making recommendations to the Board regarding director compensation and succession planning. The Compensation Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com.

The Nominating and Governance Committee

      The Nominating and Governance Committee is responsible for identifying, seeking and recommending to the Board of Directors individuals qualified to become directors consistent with criteria approved by the Board. In considering potential candidates for the Board, including with respect to incumbent directors, the Committee considers the potential candidate's integrity and business ethics; strength of character, judgment and experience, consistent with the needs of AMCOL; specific areas of expertise and leadership roles; and the ability to bring diversity to the Board, including whether the potential candidate brings complementary skills and viewpoints. The Committee also considers the ability of the individual to allocate the time necessary to carry out the tasks of board membership including membership on appropriate committees.

      The Committee identifies potential nominees by asking current directors and others to notify the Committee if they become aware of persons, meeting the criteria described above, who may be available to serve on the Board. The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates and has sole authority to approve the search firm's fees and other retention terms. Historically, AMCOL has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board's contacts are not sufficient to identify an appropriate candidate. Pursuant to its charter, the Nominating and Governance Committee's policy is to not consider nominees recommended by shareholders of AMCOL.

      Other responsibilities of the Committee include developing and recommending to the Board the Corporate Governance Guidelines applicable to AMCOL, overseeing the evaluations of the Board and management, recommending to the Board director nominees for each committee, and recommending to the Board the size of the Board and its committee structure. The Nominating and Governance Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com.

Director Compensation

  ------------------------------------------------------------------------------
   Type of Compensation                                  Cash      Stock Options
  ------------------------------------------------------------------------------
   Annual Retainer                                      $18,000        3,000
  ------------------------------------------------------------------------------
   Board Meeting Attendance Fee                          $1,500
  ------------------------------------------------------------------------------
   Supplemental Annual Retainer for the
   Chairman of the Board                                $15,000
  ------------------------------------------------------------------------------
   Annual Retainer for the Chairs of the
   Executive, Compensation and Nominating and
   Governance Committees                                 $2,000
  ------------------------------------------------------------------------------
   Annual Retainer for the Chair of the
   Audit Committee                                       $3,000
  ------------------------------------------------------------------------------
   Attendance Fee for Meetings of the
   Executive, Compensation and Nominating and
   Governance Committees                                 $1,000
  ------------------------------------------------------------------------------
   Attendance Fee for Meetings of the Audit Committee    $1,500
  ------------------------------------------------------------------------------

      Directors who are also full-time employees of AMCOL are not paid for their services as directors or for attendance at meetings.

      AMCOL provides excess personal liability insurance coverage for its non-employee directors. The premium paid per non-employee director for such insurance was approximately $632 for 2003. As of May 15, 2003, non-employee directors were able to participate in AMCOL's health insurance plan at the directors' cost.

      In 2003, each of the non-employee directors was granted 3,000 options, as noted in the above table, at an exercise price of $5.67 per share, the fair market value on the date of the grant.

Shareholder Communications with the Board of Directors

      AMCOL's annual meeting of shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of our Board of Directors on appropriate matters. Our directors are expected to attend shareholders meetings pursuant to our Corporate Governance Guidelines. All of our directors attended the 2003 annual meeting and we anticipate that all of our directors will attend the 2004 annual meeting.

      In addition, shareholders may, at any time, communicate in writing with the Audit Committee, any particular director, or the independent directors as a group, by sending such written communication to AMCOL International Corporation,
Attention: Audit Committee, Presiding Non-Management Director of the Board of Directors, or the name of a particular board member, as applicable, One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois 60004-7803. Copies of written communications received at such address will be provided to the named addressee. Shareholders may also reach the Audit Committee by calling AMCOL's alert line at (877) 862-6265. Shareholders may report their concerns anonymously or confidentially.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      AMCOL's mission is to supply high-quality performance products and innovative technologies for mineral and environmental markets worldwide. To accomplish this objective, AMCOL has developed comprehensive compensation strategies that emphasize maximizing shareholder value and growth in sales and earnings. The compensation program has been designed to reinforce and support AMCOL's business goals and to help the organization both attract and retain high quality executive talent.

      The Compensation Committee is responsible for annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating the Chief Executive Officer's performance in light of those goals and objectives, and determining and approving the Chief Executive Officer's compensation level based on this evaluation. This review and evaluation may involve consultations from time to time with the other independent directors.

      The Compensation Committee is also responsible for reviewing and making recommendations to the Board with respect to the compensation of officers other than the Chief Executive Officer, including the annual base salary level; incentive compensation plans; equity-based plans and retirement plans; employment agreements, severance arrangements and change in control agreements/provisions, in each case, as, when and if appropriate; and any special or supplemental benefits.

Compensation Committee Philosophy

      The Compensation Committee is committed to implementing and administering a compensation program that supports and underscores AMCOL's mission and values. The policies underlying the Compensation Committee's compensation decisions are enumerated more fully below:

      Compensation opportunities should strengthen AMCOL's ability to attract, retain, and encourage the growth and development of the highest caliber executive talent upon whose efforts the success of AMCOL largely depends.

      A substantial portion of pay for senior executives should be comprised of at-risk, variable compensation whose payout is dependent on the achievement of specific corporate and individual performance objectives. In addition, the at-risk components of pay will have a significant equity-based element to ensure appropriate linkage between executive behavior and shareholder interests.

      The Committee considers stock ownership by management to be an important means of linking management's interests with those of shareholders. AMCOL maintains stock ownership guidelines for its corporate and subsidiary officers. The amount of stock required to be owned increases with the level of responsibility of each executive, with the Chief Executive Officer expected to own stock with a value at least equal to four times base salary. Shares that the executives have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for purposes of these guidelines. Executives are expected to reach their respective stock ownership goals over a three-year period.

      Base and equity compensation components target pay opportunities at the median of compensation paid to executives included in AMCOL's comparative compensation peer group, while incentive compensation is a function of company performance. AMCOL's comparative compensation group is not the same as the companies that make up the peer group in the stock price performance graph included in this proxy statement. In order to provide an appropriate basis for compensation analysis, a group larger than the stock price graph's peer group was used; note, however, that a significant number of the peer group companies are included in the comparative compensation group.

Components of Compensation

      AMCOL's executive compensation program consists of several components, each of which plays a role in supporting overall business goals and pay philosophy. In assessing the competitiveness of AMCOL's senior executive compensation programs, available salary data consisting of peer group and other general manufacturing companies is used for comparison purposes. Compensation program design is based in part on the pay data for comparable positions at these companies as well as AMCOL's financial performance. The executive compensation program consists of base salary, annual incentives and long-term incentives.

Base Pay

      The initial base salaries for Mr. Washow, the Chief Executive Officer, and AMCOL's other executive officers were established in their respective employment agreements. The Compensation Committee annually reviews each executive's base salary and may grant increases based upon levels of responsibility, breadth of knowledge, internal equity issues and market pay practices. Salary increases are based primarily upon individual performance, which is evaluated based on individual contributions to AMCOL.

      Pursuant to his employment agreement, Mr. Washow's base salary is $432,000. In arriving at the increase in Mr. Washow's base salary to $450,000 for 2003, the Compensation Committee considered his individual performance and his long-term contributions to the financial success of AMCOL. The Committee also compared Mr. Washow's base salary with the base salaries of chief executive officers from appropriate salary surveys.

Annual Incentives

      Pursuant to the terms of their respective employment agreements, Mr. Washow and each of the other executive officers are eligible for an annual cash bonus based on the achievement of target performance goals established annually by the Compensation Committee. Upon the achievement of the target performance goals, each executive shall be paid a bonus at least equal to a predetermined percentage of his base salary. If Mr. Washow achieves the target performance goal, he is entitled to a bonus at least equal to 100% of his base salary.

      The target performance goals for the Chief Executive Officer and Chief Financial Officer are based upon AMCOL's return on capital and earnings per share. Mr. Washow was paid a bonus of $675,000 for the 2003 fiscal year financial performance of AMCOL. In the case of the other executives, their target performance goals are tailored for each business segment with an emphasis on the return on capital and earnings of the particular business segment to which the executive devotes the majority of his time.

Long-Term Incentives

      Long-term incentives are provided annually in the form of stock options and/or restricted stock awards. The long-term incentive program serves to focus executives on long-term shareholder value creation and foster an ownership mentality among the executive management team. The Compensation Committee believes the equity incentive program provides a strong link between management behavior and shareholder interests. The Compensation Committee believes that the aggregate annual incentive awards granted to all employees should equal between one and one and a half percent of AMCOL's outstanding common stock. In keeping with AMCOL's commitment to provide a total compensation package that focuses on at-risk pay components, long-term incentives will continue to comprise a meaningful portion of the value of an executive's total compensation package.

      In 2003, the named officers were granted stock option and restricted stock awards under AMCOL's 1998 Long-Term Incentive Plan. The stock options granted to the named officers vest 33% after one year, 66% after two years, and 100% after three years, provided that on death or retirement under specified conditions, the stock options become fully vested. The timing of the vesting of the restricted stock awards granted to the named officers depends on whether AMCOL achieves certain target returns on capital in 2003, 2004 and 2005. With respect to each of 2003, 2004 and 2005, if the target is achieved, one-third of the restricted stock award will vest on February 28, 2006, provided the executive is still employed by AMCOL. If any of these targets are not achieved, the unvested shares will vest on May 22, 2009, provided the officer is still employed by AMCOL.

      In determining the long-term incentive component of Mr. Washow's compensation, the Compensation Committee considers, among other things, AMCOL's performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies and awards given to Mr. Washow in prior years. In 2003, Mr. Washow received an option to purchase 30,000 shares of common stock at an exercise price of $5.67 per share and an award of 40,000 shares of restricted stock, with a total value of $261,200 as of May 22, 2003, the grant date.

Limitations on Payments

      Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a corporation's chief executive officer on the last day of the taxable year and any other individuals whose compensation is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of being among the four most highly compensated officers (other than the chief executive officer) for the taxable year and who are employed on the last day of the taxable year. Compensation paid under some qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is composed solely of two or more "outside directors," is not considered in determining whether a "covered employee's" compensation exceeds $1,000,000. To the extent that any bonus payments cause the executive's total compensation to exceed $1,000,000 in any given year, the excess will be deferred until a year when such amount can be deducted by AMCOL.

                             Compensation Committee
                             ----------------------
                             Dale E. Stahl, Chairman
                                  Arthur Brown
                                 Daniel P. Casey
                             Robert E. Driscoll, III
                                Audrey L. Weaver

                          REPORT OF THE AUDIT COMMITTEE

      Management is responsible for AMCOL's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. AMCOL's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on AMCOL's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that AMCOL's financial statements are presented in accordance with generally accepted accounting principles, that the audit of AMCOL's financial statements has been carried out in accordance with generally accepted auditing standards.

Review with Management

      The Audit Committee has reviewed and discussed AMCOL's audited financial statements for the year ended December 31, 2003 with management.

Review and Discussions with Independent Auditors

      The Audit Committee has discussed with KPMG LLP, AMCOL's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," which include, among other items, matters related to the conduct of the audit of AMCOL's financial statements.

      The Audit Committee has also received the written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1, which relates to the accountants' independence from AMCOL and its related entities, and has discussed with KPMG LLP their independence from AMCOL.

Conclusion

      Based on the review and discussions referred to above, the Audit Committee recommended to AMCOL's Board of Directors that AMCOL's audited financial statements be included in AMCOL's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

                                 Audit Committee
                                 ---------------
                             Arthur Brown, Chairman
                                 Daniel P. Casey
                             Robert E. Driscoll, III
                                  Jay D. Proops

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of KPMG LLP served as AMCOL's independent auditors for the fiscal year ended December 31, 2003. During 2003, the Audit Committee appointed KPMG LLP to audit AMCOL's consolidated financial statements and benefit plans and to perform certain other auditing and tax services. Fees paid to KPMG LLP for these services were as follows:

                                                  2002 Actual       2003 Actual

      Audit Fees (1)                               $197,580          $317,132
      Audit-Related Fees (2)                       $175,816          $ 30,881
      Tax Fees (3)                                 $246,304          $276,182
      All Other Fees (4)                           $ 36,111          $ 55,544
                                                   --------          --------
                                                   $655,812          $679,739
                                                   ========          ========

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2) Audit-Related fees consist primarily of accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services.
(3) For 2003 and 2002, respectively, tax fees principally included tax compliance fees of $32,748 and $19,673, tax advice and planning fees of $111,426 and $78,745, and tax fees in relation to acquisitions of $1,073 and $35,834.
(4) All other fees principally includes preparation of expatriate employee tax returns, and pension plan administration.

      The Audit Committee has considered whether the provision of these non-audit services by KPMG LLP is compatible with maintaining auditor independence.

      A representative of KPMG LLP will be present at the annual meeting, will be afforded the opportunity to make a statement, and will be available to respond to appropriate questions.

                             STOCK PERFORMANCE GRAPH

      The following graph sets forth a five-year comparison of cumulative total shareholder returns for: (i) AMCOL (which trades on the New York Stock Exchange); (ii) the S&P SmallCap 600 Index; (iii) a new custom peer group of publicly traded companies; and (iv) the old custom peer group of publicly traded companies.

      AMCOL chose to replace the old peer group with the new peer group due to the acquisition of two of the old peer group companies in 2002 and 2003. Using the assistance of consultants, AMCOL selected the new peer group, which consists of companies whose businesses, sales sizes, market capitalization and stock trading volumes were similar to that of AMCOL. The new peer group consists of the following companies: Calgon Carbon Corporation, Compass Minerals International, Inc., Martin Marietta Materials, Inc., Minerals Technologies Inc., Oil-Dri Corporation of America and RPM International Inc. The old peer group consists of the following companies: Calgon Carbon Corporation, Mississippi Chemical Corporation and Oil-Dri Corporation of America.

      All returns were calculated assuming dividend reinvestment on a quarterly basis. Returns were adjusted for spin-offs and other special dividends for both AMCOL and the peer group companies. Further, the tax-effectiveness of any distributions to shareholders was not taken into account. The returns of each company in the peer group have been weighted according to market capitalization.

[The following information was depicted as a line chart in the printed material]

     ---------------------------------------------------------------------------------------------------
                                                S&P Small           New Peer Group      Old Peer Group*
      Date                  AMCOL               Cap 600
     ---------------------------------------------------------------------------------------------------
      12/31/98              $  100.00           $  100.00           $  100.00           $  100.00
      12/31/99              $  166.57           $  112.38           $   72.22           $   65.30
      12/31/00              $  192.16           $  125.62           $   68.89           $   49.12
      12/31/01              $  294.12           $  133.84           $   91.71           $   65.04
      12/31/02              $  240.73           $  114.28           $   77.52           $   36.39
      12/31/03              $  856.10           $  158.56           $  103.69           $   49.19
     ---------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Clarence O. Redman, Secretary and a director, is of counsel to Lord, Bissell & Brook LLP, the principal law firm engaged by AMCOL.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, AMCOL's directors, its executive officers and any persons holding more than 10% of AMCOL's common stock are required to report their initial ownership of AMCOL's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and AMCOL is required to disclose in this proxy statement if a director or executive officer filed a late report. During 2003, Mr. P. Weaver and Mr. Maul each failed to file on a timely basis a Form 4 reporting one sale transaction. In addition, Mr. McKendrick failed to file on a timely basis a Form 4 reporting a stock option exercise and a sale. In making these disclosures, AMCOL has relied solely on written representations of its directors and executive officers and copies of the reports filed with the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be included in AMCOL's proxy statement and form of proxy relating to, and to be presented at, the annual meeting of shareholders of AMCOL to be held in 2005 must be received by AMCOL on or before December 3, 2004.

      If a shareholder intends to present a proposal at the 2005 annual meeting of shareholders but does not seek inclusion of that proposal in AMCOL's proxy statement for that meeting, such shareholder must deliver written notice of the proposal to AMCOL in accordance with the requirements of AMCOL's By-Laws. Generally, such proposals must be delivered to AMCOL between February 14, 2005 and March 14, 2005. All proposals or notices should be directed to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois 60004-7803.

                                  OTHER MATTERS

      As of the date of this proxy statement, AMCOL's management knows of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting. It is intended, however, that the persons named as proxies will vote the proxies regarding such other matters and the transaction of such other business as may be properly brought before the meeting in accordance with their best judgment.

                                         By Order of the Board of Directors,

                                         Clarence O. Redman
                                         Secretary

Arlington Heights, Illinois
April 2, 2004

                                                                      Appendix 1

                         AMCOL INTERNATIONAL CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

      There shall be an Audit Committee of the Board of Directors, consisting of no less than three members, whose members shall meet the independence and experience requirements of any applicable laws and regulations. The Board of Directors shall appoint and replace the members on recommendation of the Nominating and Governance Committee. Each member will be "financially literate" (or will become so within a reasonable time after his or her appointment to the Audit Committee), and at least one member of the Audit Committee shall have accounting or related financial management expertise as determined by the Board in its business judgment.

      No Director may serve as a member of the Audit Committee if such Director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Audit Committee.

      No member of the Audit Committee may receive any compensation from the Company other than: (i) director's fees (including an equity based component, if any), and (ii) a pension or other deferred compensation for prior service that is not contingent on future service.

STATEMENT OF PURPOSE

      The Audit Committee shall provide assistance to the Board of Directors in fulfilling the Board's oversight responsibility by monitoring: (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the compliance by the Company with legal and regulatory requirements pertaining to the financial statements, and (4) the performance of the Company's internal audit function and independent auditors.

DUTIES AND RESPONSIBILITIES

      The Audit Committee has the authority to engage independent legal, accounting or other advisors as it deems necessary to carry out its duties. The Company shall provide funding for any advisor employed by the Committee as well as for administrative expenses that are necessary or appropriate in carrying out the Committee's duties.

      The Audit Committee shall make regular reports to the Board. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee's own performance.

      The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the outside auditors, which outside auditors shall report directly to the Committee. The Audit Committee may consult with Management, but shall not delegate these responsibilities.

      The Audit Committee shall prepare an Audit Committee Report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      The Audit Committee shall have direct responsibility to review and approve waivers of the Company's Code of Business Conduct and Ethics for directors, officers, and "affiliates" of the Company (as that term is defined in Rule 144 of the Securities Act of 1933).

Meetings

      The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with Management, the internal auditors and the independent auditors in separate executive sessions. The Audit Committee may request any officer or employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Committee, or to meet with any member of or consultants to the Committee.

      In addition to the foregoing responsibilities, the Audit Committee will:

Financial Statement and Disclosure Matters

      1. Review and discuss annual audited financial statements and quarterly financial statements, prior to filing, with Management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." With respect to the annual audited financial statements, the Committee shall also recommend whether such audited financial statements should be included in the Company's Form 10-K.

      2. Review with management: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, (ii) any major issues as to the adequacy of the Company's internal controls and any special audit steps which should be adopted in light of material control deficiencies, and
            (iii) analyses prepared by Management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements.

      3. Discuss, generally, the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss each earnings release in advance of release. The Committee shall discuss the type of information to be disclosed and the type of presentation to be made in the Company's earnings press releases (determine the advisability of the use of "pro forma" or "adjusted" non-GAAP information).

      4. Discuss with the independent auditor the effect of regulatory and accounting initiatives, as well as the advisability of the use of off-balance sheet structures, on the Company's financial statements.

      5. Discuss with Management the Company's major financial risk exposures and the steps Management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      6. Review with the independent auditor any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or on access to requested information, and any material disagreements with Management.

      7. Review disclosure made to the Audit Committee and independent auditor by the Company's CEO and CFO during their certification process on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving Management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

      1. Evaluate the independent auditor's qualifications, performance and independence, including a review of the lead audit partner. In making its evaluation, the Audit Committee will take into account opinions of Management and the Company's internal auditors (or other personnel responsible for the internal audit function). The Committee should present its conclusions with respect to the independent auditor to the full board.

      2. Obtain and review a report from the independent auditor at least annually describing: the auditing firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company (to assess the auditor's independence).

      3. Assure that any required rotation of the lead audit partner is implemented and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis. Conclusions concerning such rotation will be presented to the full board.

      4. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

      5. Pre-approve all audit and non-audit services performed by the independent auditors. For purposes of disclosure in the Company's annual report and proxy statement, the Committee will communicate its pre-approval policies and procedures and any pre-approved services to Management.

Oversight of the Company's Internal Audit Function

      1. Ascertain that the internal audit function is carried out effectively.

      2. Discuss with the independent auditor the internal audit function including the responsibilities, budget and staffing of the Company's internal audit function.

Compliance Oversight Responsibilities

      1. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      2. Discuss with Management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      3. Discuss with the Company's legal counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditor.

                         AMCOL INTERNATIONAL CORPORATION

            Annual Meeting of Shareholders to be held on May 13, 2004

      As a shareholder of AMCOL International Corporation (the "Company"), I acknowledge receipt of Notice of Annual Meeting and accompanying Proxy Statement and appoint John Hughes, Lawrence E. Washow and Paul C. Weaver, or any one of them, with full power of substitution as proxies, to vote all shares of stock of the Company that I am entitled to vote, at the annual meeting of shareholders to be held on Thursday, May 13, 2004, at 11:00 a.m., local time, and at any adjournment thereof, at the Hilton Hotel Northbrook, 2855 North Milwaukee Avenue, Northbrook, Illinois.

The election of Arthur Brown, Jay D. Proops and Paul C. Weaver to three-year terms as Class III directors.

      [_] FOR ALL NOMINEES EXCEPT               [_] WITHHOLD AUTHORITY TO
          NOMINEES WRITTEN BY THE                   VOTE FOR ALL NOMINEES
          UNDERSIGNED BELOW

  ----------------------------------------------------------------------------

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN, AND IN THE ABSENCE OF SUCH INSTRUCTIONS, SHALL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

           This Proxy Is Solicited on Behalf of the Board of Directors

      You are urged to mark, sign and return your proxy promptly in the enclosed self-addressed, postage-paid (if mailed in the United States) envelope.

            Dated ________________, 2004

            ____________________________________________
            SIGNATURE OF SHAREHOLDER

            ____________________________________________
            SIGNATURE OF SHAREHOLDER

            When signing the proxy, please date it and take care to have the signature agree to the shareholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                      -OR-

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

                                      -OR-

INTERNET - Access www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER